Exhibit 99.2

COMPARABLE SALES BY PRODUCT CATEGORY

Worldwide Comparable Sales

(in millions)

(unaudited)

Product Category	2013 Comparable Sales	2014 Comparable Sales	Comparable % Change	Comparable CC % Change	Comparable $ Change	Comparable CC $ Change	Foreign Currency Impact
Heart Failure	$1,435	$1,469	2%	3%	$34	$38	-$5
Atrial Fibrillation	$975	$1,069	10%	11%	$94	$111	-$17
Neuromodulation	$426	$437	3%	3%	$11	$13	-$2
Cardiovascular	$1,317	$1,308	-1%	1%	-$9	$13	-$23
Traditional CRM	$1,851	$1,817	-2%	0%	-$34	-$7	-$27
Subtotal	$6,004	$6,100	2%	3%	$96	$169	-$73
Thoratec Pre-Acquisition	$503	$478
SJM As Reported	$5,501	$5,622	2%	4%	$121	$195	-$74

Note: Percentage changes are based on actual, non-rounded amounts and may not recalculate precisely. Data in this schedule have been rounded and, therefore, may not sum.

Worldwide Comparable Sales

(in millions)

(unaudited)

	2014 Comparable Sales					2015 Comparable Sales					Comparable % Change					Comparable $ Change
Product Category	Q1	Q2	Q3	Q4	FY14	Q1	Q2	Q3	Q4 Est	FY15 Est	Q1	Q2	Q3	Q4 Est	FY Est	Q1	Q2	Q3	Q4 Est	FY Est
Heart Failure	$361	$381	$349	$378	$1,469	$372	$389	$365	$368	$1,494	3%	2%	5%	-3%	2%	$11	$8	$16	-$10	$26
Atrial Fibrillation	$257	$263	$258	$290	$1,069	$276	$286	$278	$284	$1,124	8%	9%	7%	-2%	5%	$19	$22	$19	-$6	$55
Neuromodulation	$99	$107	$107	$124	$437	$108	$118	$121	$128	$475	9%	10%	13%	3%	9%	$9	$11	$14	$4	$38
Cardiovascular	$320	$345	$314	$328	$1,308	$302	$316	$291	$303	$1,211	-6%	-8%	-7%	-8%	-7%	-$18	-$29	-$24	-$26	-$97
Traditional CRM	$451	$470	$448	$447	$1,817	$408	$430	$408	$371	$1,618	-10%	-9%	-9%	-17%	-11%	-$43	-$40	-$40	-$76	-$199
Subtotal	$1,489	$1,566	$1,477	$1,567	$6,100	$1,466	$1,539	$1,463	$1,454	$5,922	-1%	-2%	-1%	-7%	-3%	-$22	-$27	-$15	-$114	-$177
Thoratec Pre-Acquisition	$126	$118	$106	$128	$478	$121	$129	$124	$7	$381
SJM As Reported	$1,363	$1,448	$1,372	$1,439	$5,622	$1,345	$1,410	$1,339	$1,447	$5,541	-1%	-3%	-2%	1%	-1%	-$18	-$38	-$33	$8	-$81

Note: Percentage changes are based on actual, non-rounded amounts and may not recalculate precisely. Data in this schedule have been rounded and, therefore, may not sum.

Worldwide Comparable Sales

(in millions)

(unaudited)

	2014 Comparable Sales					2015 Comparable Sales					Comparable CC % Change					Comparable CC $ Change					Foreign Currency Impact
Product Category	Q1	Q2	Q3	Q4	FY14	Q1	Q2	Q3	Q4 Est	FY15 Est	Q1	Q2	Q3	Q4 Est	FY Est	Q1	Q2	Q3	Q4 Est	FY Est	Q1	Q2	Q3	Q4 Est	FY Est
Heart Failure	$361	$381	$349	$378	$1,469	$372	$389	$365	$368	$1,494	8%	7%	10%	2%	6%	$27	$28	$34	$6	$95	-$16	-$20	-$17	-$16	-$70
Atrial Fibrillation	$257	$263	$258	$290	$1,069	$276	$286	$278	$284	$1,124	16%	18%	17%	5%	14%	$40	$49	$45	$14	$147	-$21	-$26	-$25	-$20	-$92
Neuromodulation	$99	$107	$107	$124	$437	$108	$118	$121	$128	$475	14%	17%	19%	9%	14%	$14	$18	$21	$10	$63	-$5	-$7	-$7	-$6	-$25
Cardiovascular	$320	$345	$314	$328	$1,308	$302	$316	$291	$303	$1,211	2%	1%	2%	0%	1%	$5	$2	$7	$0	$14	-$24	-$32	-$30	-$26	-$111
Traditional CRM	$451	$470	$448	$447	$1,817	$408	$430	$408	$371	$1,618	-3%	-1%	-1%	-11%	-4%	-$15	-$4	-$4	-$48	-$72	-$29	-$36	-$36	-$28	-$127
Subtotal	$1,489	$1,566	$1,477	$1,567	$6,100	$1,466	$1,539	$1,463	$1,454	$5,922	5%	6%	7%	-1%	4%	$72	$93	$100	-$18	$248	-$94	-$121	-$115	-$95	-$425
Thoratec Pre-Acquisition	$126	$118	$106	$128	$478	$121	$129	$124	$7	$381
SJM As Reported	$1,363	$1,448	$1,372	$1,439	$5,622	$1,345	$1,410	$1,339	$1,447	$5,541	5%	6%	6%	7%	6%	$73	$80	$80	$99	$332	-$91	-$118	-$113	-$91	-$413

Note: Percentage changes are based on actual, non-rounded amounts and may not recalculate precisely. Data in this schedule have been rounded and, therefore, may not sum.

U.S. Comparable Sales

(in millions)

(unaudited)

Product Category	2013 Comparable Sales	2014 Comparable Sales	Comparable % Change	Comparable $ Change

Heart Failure	$943	$983	4%	$40

Atrial Fibrillation	$377	$404	7%	$27

Neuromodulation	$312	$297	-5%	-$15

Cardiovascular	$456	$469	3%	$13

Traditional CRM	$899	$880	-2%	-$19

Subtotal	$2,986	$3,032	2%	$46

Thoratec Pre-Acquisition	$390	$375

SJM As Reported	$2,596	$2,657	2%	$61

Note: Percentage changes are based on actual, non-rounded amounts and may not recalculate precisely. Data in this schedule have been rounded and, therefore, may not sum.

U.S. Comparable Sales

(in millions)

(unaudited)

	2014 Comparable Sales					2015 Comparable Sales					Comparable % Change					Comparable $ Change

Product Category	Q1	Q2	Q3	Q4	FY14	Q1	Q2	Q3	Q4 Est	FY15 Est	Q1	Q2	Q3	Q4 Est	FY Est	Q1	Q2	Q3	Q4 Est	FY Est

Heart Failure	$242	$251	$241	$249	$983	$259	$276	$263	$247	$1,043	7%	10%	9%	-1%	6%	$17	$24	$22	-$2	$61

Atrial Fibrillation	$96	$98	$99	$112	$404	$116	$120	$123	$123	$481	20%	22%	25%	10%	19%	$20	$22	$25	$11	$77

Neuromodulation	$67	$71	$75	$84	$297	$75	$82	$90	$90	$337	11%	15%	19%	8%	13%	$8	$11	$15	$7	$40

Cardiovascular	$114	$119	$115	$121	$469	$120	$121	$120	$112	$473	6%	2%	4%	-8%	1%	$7	$3	$4	-$9	$4

Traditional CRM	$221	$224	$222	$213	$880	$208	$218	$210	$173	$810	-6%	-3%	-5%	-18%	-8%	-$13	-$6	-$12	-$39	-$70

Subtotal	$740	$763	$752	$778	$3,032	$777	$817	$805	$745	$3,144	5%	7%	7%	-4%	4%	$38	$53	$54	-$33	$112

Thoratec Pre-Acquisition	$96	$94	$86	$100	$375	$96	$104	$100	$6	$307

SJM As Reported	$644	$669	$666	$678	$2,657	$681	$713	$705	$739	$2,838	6%	7%	6%	9%	7%	$37	$43	$39	$61	$180

Note: Percentage changes are based on actual, non-rounded amounts and may not recalculate precisely. Data in this schedule have been rounded and, therefore, may not sum.

International Comparable Sales

(in millions)

(unaudited)

Product Category	2013 Comparable Sales	2014 Comparable Sales	Comparable % Change	Comparable CC % Change	Comparable $ Change	Comparable CC $ Change	Foreign Currency Impact
Heart Failure	$492	$486	-1%	0%	-$6	-$1	-$5
Atrial Fibrillation	$598	$665	11%	14%	$67	$84	-$17
Neuromodulation	$114	$140	23%	25%	$26	$27	-$1
Cardiovascular	$861	$839	-3%	0%	-$22	$0	-$23
Traditional CRM	$952	$938	-2%	1%	-$14	$12	-$27

Subtotal	$3,017	$3,067	2%	4%	$50	$123	-$73

Thoratec Pre-Acquisition	$112	$102

SJM As Reported	$2,905	$2,965	2%	5%	$60	$134	-$74

Note: Percentage changes are based on actual, non-rounded amounts and may not recalculate precisely. Data in this schedule have been rounded and, therefore, may not sum.

International Comparable Sales

(in millions)

(unaudited)

	2014 Comparable Sales					2015 Comparable Sales					Comparable % Change					Comparable $ Change
Product Category	Q1	Q2	Q3	Q4	FY14	Q1	Q2	Q3	Q4 Est	FY15 Est	Q1	Q2	Q3	Q4 Est	FY Est	Q1	Q2	Q3	Q4 Est	FY Est
Heart Failure	$119	$130	$108	$129	$486	$114	$113	$102	$121	$451	-4%	-12%	-5%	-6%	-7%	-$5	-$16	-$6	-$8	-$35
Atrial Fibrillation	$160	$166	$160	$179	$665	$160	$166	$155	$162	$643	0%	0%	-3%	-9%	-3%	$0	$1	-$5	-$17	-$22
Neuromodulation	$32	$36	$32	$40	$140	$33	$36	$31	$38	$138	4%	1%	-4%	-6%	-1%	$1	$0	-$1	-$3	-$2
Cardiovascular	$207	$226	$199	$207	$839	$182	$194	$171	$191	$738	-12%	-14%	-14%	-8%	-12%	-$25	-$32	-$28	-$16	-$101
Traditional CRM	$231	$246	$226	$235	$938	$200	$212	$198	$198	$808	-13%	-14%	-13%	-16%	-14%	-$30	-$34	-$29	-$37	-$130

Subtotal	$749	$803	$726	$789	$3,067	$689	$722	$658	$709	$2,778	-8%	-10%	-9%	-10%	-9%	-$59	-$81	-$69	-$80	-$289

Thoratec Pre-Acquisition	$30	$24	$20	$28	$102	$25	$24	$23	$1	$75

SJM As Reported	$719	$779	$706	$761	$2,965	$664	$697	$634	$708	$2,703	-8%	-10%	-10%	-7%	-9%	-$55	-$81	-$72	-$54	-$262

Note: Percentage changes are based on actual, non-rounded amounts and may not recalculate precisely. Data in this schedule have been rounded and, therefore, may not sum.

International Comparable Sales

(in millions)

(unaudited)

	2014 Comparable Sales					2015 Comparable Sales					Comparable CC % Change					Comparable CC $ Change					Foreign Currency Impact

Product Category	Q1	Q2	Q3	Q4	FY14	Q1	Q2	Q3	Q4 Est	FY15 Est	Q1	Q2	Q3	Q4 Est	FY Est	Q1	Q2	Q3	Q4 Est	FY Est	Q1	Q2	Q3	Q4 Est	FY Est
Heart Failure	$119	$130	$108	$129	$486	$114	$113	$102	$121	$451	9%	3%	11%	6%	7%	$11	$4	$12	$8	$35	-$16	-$20	-$17	-$16	-$70
Atrial Fibrillation	$160	$166	$160	$179	$665	$160	$166	$155	$162	$643	13%	16%	12%	2%	11%	$21	$27	$20	$3	$70	-$21	-$26	-$25	-$20	-$92
Neuromodulation	$32	$36	$32	$40	$140	$33	$36	$31	$38	$138	21%	21%	17%	9%	17%	$7	$8	$5	$4	$23	-$5	-$7	-$7	-$6	-$25
Cardiovascular	$207	$226	$199	$207	$839	$182	$194	$171	$191	$738	-1%	0%	1%	4%	1%	-$1	$0	$2	$9	$10	-$24	-$32	-$30	-$26	-$111
Traditional CRM	$231	$246	$226	$235	$938	$200	$212	$198	$198	$808	-1%	1%	3%	-4%	0%	-$3	$2	$7	-$9	-$3	-$28	-$36	-$36	-$28	-$127

Subtotal	$749	$803	$726	$789	$3,067	$689	$722	$658	$709	$2,778	5%	5%	6%	2%	4%	$34	$40	$46	$15	$136	-$93	-$121	-$115	-$95	-$425

Thoratec Pre-Acquisition	$30	$24	$20	$28	$102	$25	$24	$23	$1	$75

SJM As Reported	$719	$779	$706	$761	$2,965	$664	$697	$634	$708	$2,703	5%	5%	6%	5%	5%	$36	$37	$41	$38	$152	-$91	-$118	-$113	-$91	-$413

Note: Percentage changes are based on actual, non-rounded amounts and may not recalculate precisely. Data in this schedule have been rounded and, therefore, may not sum.

The Company provides comparable sales growth and comparable, constant currency sales growth because St. Jude Medical management believes that in order to understand the Company’s short-term and long-term financial trends, investors may wish to consider the impact of the acquisition of Thoratec Corporation (“Thoratec”) in the fourth quarter of fiscal 2015 and foreign currency translation on net sales. St. Jude Medical management uses comparable sales growth and comparable, constant currency sales growth to forecast and evaluate the operational performance of the Company as well as to compare sales of current periods to prior periods.

In calculating comparable sales growth in its non-GAAP measures, the Company includes sales amounts previously reported by Thoratec for periods prior to St. Jude Medical’s acquisition of Thoratec.  In calculating comparable constant currency sales growth in its non-GAAP measures, the company a) excludes the impact to net sales after translating net sales at prior period foreign currency exchange rates and b) includes Thoratec sales amounts for periods prior to St. Jude Medical’s acquisition of Thoratec.  Comparable sales and comparable constant currency sales amounts have not been adjusted to eliminate historical product sales between St. Jude Medical and Thoratec because management believes that such adjustments are not material.

Non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Investors should consider non-GAAP measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP.